UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2021

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on December 16, 2021, beginning at approximately 2:00 p.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the second quarter of fiscal 2022 (the fiscal quarter ended November 30, 2021).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the Registrant’s three months ended November 30, 2021 and November 30, 2020 and the trailing twelve months ended November 30, 2021.  These represent non-GAAP financial measures and are used by management as measures of operating performance.  EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense (benefit) and depreciation and amortization to net earnings (loss) attributable to controlling interest and adjusted EBITDA is calculated by adding or subtracting, as appropriate, impairment of long-lived assets, restructuring and other expense (income), net, incremental expenses related to Nikola gains, and (gains) loss on investment in Nikola, in each case pre-tax, to/from EBITDA.  The difference between the GAAP-based measure of net earnings (loss) attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the three months ended November 30, 2021 and November 30, 2020 and the trailing twelve months ended November 30, 2021, as mentioned in the conference call, is outlined below.

	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
(In thousands)	2022	2022	2021	2021	2021

Net earnings (loss) attributable to controlling interest	$110,301	$132,491	$113,555	$67,609	$(74,044)
Impairment of long-lived assets (pre-tax) [1]	-	-	-	-	3,815
Restructuring and other expense (income), net (pre-tax) [1]	(1,923)	(6,328)	18,402	28,212	7,455
Incremental expenses related to Nikola gains (pre-tax)	-	-	(2,676)	(781)	4,570
(Gains) loss on investment in Nikola (pre-tax)	-	-	-	(2,740)	143,780
Interest expense	7,312	7,718	7,650	7,558	7,548
Income tax expense (benefit)	31,226	40,150	27,449	4,485	(19,445)
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$146,916	$174,031	$164,380	$104,343	$73,679
Depreciation and amortization	21,090	22,064	21,990	21,893	21,560
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$168,006	$196,095	$186,370	$126,236	$95,239

Trailing twelve months adjusted EBITDA [1]	$676,707

[1] Excludes the impact of the noncontrolling interest.

Additional non-GAAP financial measures referred to by management on the conference call, including reconciliations to the most comparable GAAP financial measures, are included in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on December 16, 2021.  Such Exhibit 99.1 includes a copy of the Registrant’s news release issued on December 16, 2021 (the “Financial News Release”) reporting results for the three-month period ended November 30, 2021 (the fiscal 2022 second quarter) and for the six-month period ended November 30, 2021.  The Financial News Release was made available on the Registrant’s website during the conference call and remains available on the Registrant’s website.

In the conference call, management also referred to free cash flow for the trailing twelve months ended November 30, 2021.  Free cash flow is a non-GAAP financial metric that management believes measures the Company’s ability to generate additional cash from its business operations.  The following provides a reconciliation of free cash flow from net cash provided by operating activities for the trailing twelve months ended November 30, 2021.

(In thousands)
Net cash used by operating activities	$(119,354)
Investment in property, plant and equipment	(81,393)
Free cash flow	$(200,747)

Item 8.01.  Other Events.

On December 16, 2021, the Registrant issued a news release (the “Dividend Release”) reporting that the Registrant’s Board of Directors had declared a quarterly cash dividend of $0.28 per share in respect of the Registrant’s common shares.  The dividend was declared on December 16, 2021 and is payable on March 29, 2022 to shareholders of record at the close of business on March 15, 2022.  A copy of the Dividend Release is included with this Current Report on Form 8‑K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Second Quarter of Fiscal 2022 (Fiscal Quarter ended November 30, 2021), held on December 16, 2021
99.2	News Release issued by Worthington Industries, Inc. on December 16, 2021 reporting declaration of quarterly cash dividend
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: December 21, 2021	By:	/s/ Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary